                                                                   Exhibit 10.52


                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of August 25, 1999, and to be effective as of August 25, 1999 (the "Effective Date"), is entered into by and among NOVA CORPORATION ("NOVA" and sometimes also called "Parent"), NOVA INFORMATION SYSTEMS, INC. ("NIS" and together with NOVA, individually a ("Borrower"), the lenders party hereto (collectively, the "Lenders"), FIRST UNION NATIONAL BANK, as Documentation Agent, and BANK OF AMERICA, N.A. (f/k/a BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION), as agent for itself and the Lenders (the "Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings, assigned to them in the Credit Agreement.

                                R E C I T A L S:
                                ---------------

     WHEREAS, NIS, NOVA, the Lenders and the Agent are parties to a certain Credit Agreement dated as of October 27, 1997, as amended or modified (the "Credit Agreement"), pursuant to which the Lenders have agreed to make loans to NIS and/or NOVA;

     WHEREAS, NIS and NOVA desire to amend the Credit Agreement, so as to, among other things, (i) provide for a new term loan facility, and (ii) revise the share repurchase limitation, and (iii) make certain other changes to the Credit Agreement and the Related Documents; and

     WHEREAS, the Lenders are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     The parties agree that the Credit Agreement and the Related Documents are hereby amended as follows:

                                I.  AMENDMENTS

     1.1   New Definitions. Section 1 of the Credit Agreement is amended by
           ---------------
adding in alphabetical order the definitions of "Applicable Percentage", "Term Loan", "Term Loan Commitments", "Term Loan Maturity Date" and "Term Note" as follows:

                 "Applicable Percentage" shall mean, relative to any Lender, (i) in the case of the Revolving Loans and/or the Revolving Loan Commitments, and/or the Letters of Credit or L/C Obligations, the percentage set forth opposite such Lender's name on Schedule 1.1A
                                                              -------------
          under heading "Revolving Loan Commitments", and (ii) in the case of the Term Loans and/or the Term Loan Commitments, the percentage set forth opposite such Lender's name on Schedule 1.1A under the heading "Term Loan Commitments", in each case as such percentage may be adjusted from time to time pursuant to Section 16.1.

                 "Term Loan" - see Section 2.5.
                                   -----------

                 "Term Loan Commitments" - see Section 2.5.

                 "Term Loan Maturity Date" - shall mean the earlier of (i) November 30, 1999, or (ii) the date of termination in whole of the Commitments pursuant to Section 14.2.
                                  ------------

                 "Term Note" shall mean shall mean a promissory note, substantially in the form of Exhibit M with blanks appropriately
                                       ---------
          completed in conformity herewith, evidencing the Term Loans of any Lender, together with any promissory note issued and accepted by any Lender in replacement of or substitution for such promissory note.

     1.2 Amendment of Existing Definitions. Section 1 of the Credit Agreement is
         ---------------------------------
amended be deleting the definition of "Percentage". Section 1 is further amended so that the definitions of "Borrowing", "Commitment", "Loans", and "Notes", shall read in their entirety as follows:

                 "Borrowing" shall mean a borrowing hereunder consisting of Loans which have the same Interest Period and are made to the applicable Borrower at the same time by the Lenders pursuant to
          Section 2. A Borrowing may be a Base Rate Borrowing or a Eurodollar
          ---------
          Borrowing.

                 "Commitment" shall mean, as to any Lender, its Revolving Loan Commitment, its Term Loan Commitment, and its L/C Commitment. "Commitments" as to all Lenders, shall mean the Revolving Loan Commitments, the Term Loan Commitments and the L/C Commitments of all Lenders.

                 "Loans" shall mean the Revolving Loans and the Term Loans. "Loan" shall mean a Revolving Loan and a Term Loan.

                 "Notes" shall mean each of the Revolving Notes and the Term Notes, together with any promissory note issued and accepted by any Lender in replacement of or substitution thereof.

     1.3  Term Loan Margin. Section 1 of the Credit Agreement is amended by
          ---------------
adding the following at the end of the definitions of applicable margin:

          "Notwithstanding any provision hereof to the contrary, the Applicable Eurodollar Rate Margin for Term Loans shall be 1.00% per annum.


     1.4  June 18, 1999 Commitment Increase. Section 2.3 of the Credit Agreement
          ---------------------------------
is conformed by substituting $100,000,000 for $80,000,000. (This is to reflect the June 18, 1999 Commitment Increase). Section 2.4 of the Credit Agreement is amended by adding the following Section 2.4.3:

               2.4.3. The parties acknowledge that as of June 18, 1999 the Aggregate Commitment was increased to $100,000,000 as a result of a $20,000,000 increase in the Revolving Commitment of Bank of America, N.A. Accordingly, pursuant to Section 2.4(c) and 2.4(f) there shall be no further Commitment Increases under Section 2.4.

     1.5  Term Loan Commitment.  Section 2 of the Credit Agreement is amended by
          --------------------
adding thereto Section 2.5 as follows:

               SECTION 2.5 Term Loan Commitment. Each of the Lenders, severally
                           --------------------
          and for itself alone, agrees to make loans (herein collectively called "Term Loans" and individually called a "Term Loan") to NIS and/or NOVA, in a single take-down, before November 30, 1999 in such Lender's Applicable Percentage of such aggregate amounts as NIS or NOVA may request from all Lenders. The aggregate principal amount of Term Loans which any Lender shall be committed to have outstanding to NIS and/or NOVA shall not at any one time exceed the amount set opposite such Lender's name on Schedule 1.1A hereto under the heading "Term Loan
                           -------------
          Commitment." Amounts borrowed as Term Loans which are repaid or prepaid may not thereafter be reborrowed. The foregoing commitment of each Lender is herein called its "Term Loan Commitment" and collectively the "Term Loan Commitments."

     1.6  Borrowing Request.  Section 3.2 of the Credit Agreement is amended by
          -----------------
adding the following immediately after the second sentence:

          "Each Borrowing Request shall further specify whether the related Borrowing is to be a Borrowing of Term Loans or of Revolving Loans."

     1.7  Proration of Borrowings. Section 3.3 of the Credit Agreement is
          -----------------------
amended so that the last sentence shall read as follows:

          "All Borrowings shall be pro rata among the Lenders in accordance with their respective Revolving Loan Commitments or Term Loan Commitments, as the case may be."

     1.8  Repayment of Term Loans. Section 3.7 of the Credit Agreement is
          -----------------------
amended by deleting "Revolving" from the section heading and by adding the following paragraph at the end of such Section:

               "The aggregate unpaid principal amount of the Term Loans shall be payable (and the Borrower agrees to pay such aggregate unpaid principal amount) on the Term Loan Maturity Date. The Term Loans of each Lender shall be evidenced by a Term Note, respectively, payable to the order of such Lender in the principal amount of the Term Loan Commitment of such Lender (or, if less, in the aggregate unpaid principal amount of all of such Lender's Term Loans hereunder outstanding on the Term Loan Maturity Date)."

     1.9  Interest Periods.  Section 5.4 of the Credit Agreement is amended by
          ----------------
adding thereto the following at the end of such Section.

          "Notwithstanding any provision herein to the contrary, in the case of Eurodollar Rate Loans which are Term Loans, all Interest Periods shall have a duration of not more than one month."

     1.10 Payments. Section 6.5 of the Credit Agreement is amended to read in
          --------
its entirety as follows:

               SECTION 6.5  Making of Payments.  Except as otherwise provided,
                            ------------------
          (a) all payments (including those made pursuant to Section 5.7,
                                                             -----------
          Section 6.2 or Section 6.3) in respect of the Revolving Loans or the
          -----------    -----------
          Letters of Credit or the LC Obligations shall be made by NIS or NOVA to the Agent for the account of the Lenders pro rata according to the respective unpaid principal amounts of the Revolving Loans or LC Obligations held by them, and (b) all payments in respect of the Term Loans shall be made by NIS or NOVA to the Agent for the account of the Lenders pro rata according to the respective unpaid principal amounts of the Term Loans held by them, provided, however, that (c) at any
                                          --------  -------
          time an Event of Default shall exist (as notified in writing to the Agent by NIS, NOVA or any Lender) all payments shall be made by NIS or NOVA to the Agent for the account of the Lenders prorata according to the respective unpaid principal amount of all Revolving and Term Loans held by them. All payments of fees pursuant to Section 5.7 shall be
                                                          -----------
          made by the Borrower to the Agent for the account of the Lenders pro rata according to their respective Applicable Percentages, as the case may be. All such payments shall be made to the Agent in immediately available funds at the address set forth on the signature pages hereof for making of payments or at such other address within the United States of America as the Agent may hereafter specify for such purpose, not later than 12:30 P.M., San Francisco time, on the date due; and funds received after that hour shall be deemed to have been received by the Agent on the next following Business Day. The Agent shall promptly remit to each Lender or other

          Holder of a Loan or LC Obligation its pro rata share (based on its Applicable Percentage) of all such payments received in collected funds by the Agent for the account of such Lender or Holder. All payments under Sections 7.1 and 7.4 shall be made by the Borrower
                         ------------     ---
          directly to the Lender or Lenders entitled thereto. All payments under
          Section 15.5 shall be made directly to, and for the sole account of,
          ------------
          the Agent.

     1.11 Share Repurchases.  Section 11.5 of the Credit Agreement is amended by
          -----------------
substituting "$150,000,000" for "$75,000,000" in the share repurchase limitation provision of such section:

     1.12 Loan References.  Section 2.1 of the Credit Agreement is amended by
          ---------------
deleting "Loans or" in the second line and "Loan or" in the third line. Sections 6.6, 9.14, 9.18, 11.12, and 13.2 (including 13.2.2, 13.2.3, 13.2.4 and
13.2.5) of the Credit Agreement are amended by substituting "Loan" or "Loans" for "Revolving Loan" or "Revolving Loans".

     1.13 Applicable Percentage.  Sections 2.1, 2.2, 2.4.2, 3.3, 3.4, 4.3, 4.6,
          ---------------------
4.10, 4.11, 5.7(a), 5.7(d), 6.1, 6.4, 6.8 and 17.1 of the Credit Agreement are
amended by substituting "Applicable Percentage" for "Percentage" wherever such term appears.

     1.14 Confirmation of Parent Pledge. NOVA hereby reaffirms its Parent
          -----------------------------
Guaranty as applied to all Liabilities (including the Term Loans). NOVA hereby agrees that the Parent Pledge Agreement, as supplemented by the Pledge Supplement dated as of April 30, 1999, hereby applies to and secures all Liabilities (including all obligations of NIS and NOVA as Borrower, whether before or after the date hereof and whether comprising Revolving Loans or Term Loans or other Liabilities) and is hereby reaffirmed in all respects.

     1.15 Schedule 1.1A. Schedule 1.1A to the Credit Agreement is amended to
          -------------
read in its entirety as set forth in Schedule 1.1A attached hereto.

     1.16 Borrowing Request.  Exhibit B to the Credit Agreement (the Borrowing
          -----------------
Request) is hereby amended by substituting ["Term/Revolving] Loan" for "Revolving Loan" in the second paragraph.

     1.17 Assignment Agreement.  Exhibit K (Assignment Agreement) is amended by
          --------------------
adding the following legend thereto.


          "[Revise appropriately in the case of an assignment of Term Loan Commitments or Term Loans]."

     1.18 Term Note. Exhibit M (Term Note) in the form attached hereto is hereby
          ---------
added to the Credit Agreement and hereby becomes a part thereof.

     1.19 Term Loan Fee.   Concurrently with the execution and delivery of this
          -------------
Amendment, NOVA hereby agrees to pay to the Agent for the account of the Lenders

(prorata according to their respective Term Loan Commitments) a Term Loan fee equal to 20 basis points times the aggregate amount of the Term Loan Commitments.

     1.20 Correction.  Section 2.1 of the Credit Agreement is corrected by
          ----------
substituting "Schedule 1.1A" for "Schedule 1.1" and by substituting "Section 2.3" for "Section 2.1" in the third last line.

                              II.  EFFECTIVENESS
                                   -------------

     This Amendment shall be deemed effective as of the Effective Date, upon receipt by the Agent of the following, each dated a date satisfactory to the Agent and in form and substance satisfactory to the Agent:

     2.1  Amendment.  From NIS, NOVA and each of the Lenders, a duly executed
          ---------
original (or, if elected by the Agent, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgement and Consent in the form attached hereto;

     2.2  New Notes. For each Lender, an appropriately completed Term Note of
          ---------
each of NIS and NOVA substantially in the form of Exhibit M, payable to the order of such Lender in the maximum amount equal to the Term Loan Commitment of such Lender;

     2.3  NOVA Certificate.  An officer's certificate of NOVA, signed by the
          ----------------
president or any vice-president of NOVA, and attested to by the secretary or any assistant secretary, is to (i) resolutions of the Board of Directors of NOVA, and (ii) the incumbency and signature of persons authorized to sign this Amendment and the other documents furnished pursuant hereto;

     2.4  NIS Certificate. an officer's certificate of NIS, signed by the
          ---------------
president or any vice-president of NIS, and attested to by the secretary or any assistant secretary, as to (i) resolutions of the Board of Directors of NIS, and
(ii) the incumbency and signature of persons authorized to sign this Amendment and the other documents furnished pursuant hereto;

     2.5  Subsidiary Authorization. Evidence that the Guarantor Acknowledgement
          ------------------------
and Consents have been duly authorized;

     2.6  Opinion.  A favorable opinion of Long, Aldridge & Norman (and/or other
          -------
counsel), counsel to NOVA, NIS and the other Subsidiaries, covering the execution and delivery by NOVA, NIS and the other Subsidiaries, as applicable, of this Amendment and the other documents furnished pursuant hereto, and addressing such other legal matters as the Agent may require;

     2.7  Fees and Expenses.  Evidence of the payment of (i) the amendment fee
          -----------------
provided for in Section 1.19 hereof, (ii) the Agent's legal fees and expenses theretofore billed pursuant to Section 17.3 of the Credit Agreement, and (iii) the arrangement fee payable to the Agent in connection herewith pursuant to a separate letter agreement between NOVA and the Agent; and

     2.8  Other.  Such other supporting documents as the Agent may require;
          -----

                     III.  REPRESENTATIONS AND WARRANTIES
                           ------------------------------
     Each of NOVA and NIS hereby represents and warrants to the Agent and the Lenders as follows:

     3.1  No Default. No Default or Event of Default has occurred and is
          ----------
continuing.

     3.2  Authorization. The execution, delivery and performance by each of
          -------------
NOVA, NIS and the guarantor Subsidiaries of this Amendment and the Related Documents (to which it is a party) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person in order to be effective and enforceable. The Credit Agreement as modified by this Amendment constitutes the legal, valid and binding obligations of each of NOVA, NIS and the guarantor Subsidiaries, enforceable against each of them in accordance with its terms.

     3.3  Credit Agreement Representations. All representations and warranties
          --------------------------------
of NOVA and NIS contained in Section 9 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on the date hereof (it being understood that Schedule 9.10 is deemed revised so as to list the Subsidiaries comprising the PMT and Post Merger Acquisitions referred to in the Waiver dated as of March 31, 1999).

     3.4  Subsidiaries.  The certification as to charters, certificates of
          ------------
incorporation, bylaws, and incumbency and signatures of officers previously furnished by the Subsidiaries pursuant to the Waiver dated as of March 31, 1999 remain true and correct as of the date hereof as though made on the date hereof.

     3.5  Significant Subsidiaries.  NOVA has no Significant Subsidiaries other
          ------------------------
than the Subsidiaries which are signatories to the Guarantor Acknowledgment and Consent executed and delivered in connection with the Commitment Increase effective as of June 18, 1999.

                              IV.  MISCELLANEOUS
                                   -------------

     4.1 Miscellaneous. Except as herein expressly amended, all terms, covenants
         -------------
and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

     4.2 Successors and Assigns. This Amendment shall be binding upon and inure
         ----------------------
to the benefit of the parties and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

     4.3  Governing Law.  This Amendment shall be governed by and construed in
          -------------
accordance with the Law of the State of New York.

     4.4  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or NOVA or NIS shall bind such Lender, NOVA or NIS, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

     4.5  Entire Agreement.  This Amendment, together with the Credit Agreement,
          ----------------
contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supercedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 17.1 of the Credit Agreement.

     4.6  Severability. If any term or provision of this Amendment shall be
          ------------
deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

     4.7  Legal Expenses. NOVA agrees to pay to or reimburse the Agent, upon
          --------------
demand, for all costs and expenses (including allocated costs of in-house counsel) of the Agent in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

                   (Signatures begin on the following page)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                         NOVA INFORMATION SYSTEMS, INC.

                         By:
                            -------------------------------
                         Name:
                              -----------------------------
                         Title:
                               ----------------------------

                         NOVA CORPORATION

                         By:
                            -------------------------------
                         Name:
                              -----------------------------
                         Title:
                               ----------------------------

                         BANK OF AMERICA, N.A. (f/k/a BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION), as Agent

                         By:
                            -------------------------------
                         Name:
                              -----------------------------
                         Title:
                               ----------------------------

                         BANK OF AMERICA, N.A., as a Lender

                         By:
                            -------------------------------
                         Name:
                              -----------------------------
                         Title:
                               ----------------------------

                         FIRST UNION NATIONAL BANK, as a Lender
                         and as Documentation Agent

                         By:
                            -------------------------------
                         Name:
                              -----------------------------
                         Title:
                               ----------------------------

                         SUNTRUST BANK ATLANTA, as a Lender

                         By:
                            -------------------------------
                         Name:
                              -----------------------------
                         Title:
                               ----------------------------

                      GUARANTOR ACKNOWLEDGMENT AND CONSENT


  The undersigned, each a guarantor with respect to the Borrower's obligations to the Agent and the Lenders under the Credit Agreement, do hereby (i) acknowledge and consent to the execution, delivery and performance by NOVA Corporation ("NOVA" or "Parent") and NOVA Information Systems, Inc. ("NIS") of the foregoing Third Amendment to Credit Agreement ("Amendment"), (ii) jointly and severally reaffirm the guaranty of all of the obligations of NIS and/or NOVA as Borrower under the Credit Agreement, (iii) reaffirm and agree that such guaranty applies both to the obligations of NIS and/or NOVA as Borrower under the Credit Agreement as so increased pursuant to the foregoing Third Amendment (including all Revolving Loans and all Term Loans), and (iv) reaffirm and agree that such guaranty and all documents and agreements executed and delivered by the undersigned to the Agent and the Lenders in connection with the Credit Agreement, are in full force and effect without defense, offset or counterclaim (capitalized terms used herein have the meanings specified in the Third Amendment).

Dated as of August 25, 1999



                 [Signature pages begin on the following page]

           [Signature pages for Guarantor Acknowledgment and Consent]

                         NOVA CORPORATION


                         By:
                            -------------------------------
                         Name:
                              -----------------------------
                         Title:
                               ----------------------------

                         NOVA INFORMATION SYSTEMS, INC.


                         By:
                            -------------------------------
                         Name:
                              -----------------------------
                         Title:
                               ----------------------------

           [Signature pages for Guarantor Acknowledgment and Consent]

                     BOULDER BANKCARD PROCESSING, INC.
                     PINNACLE FINANCIAL TECHNOLOGIES, INC.
                     CENTRAL BANCSERVICE CORP.
                     NOVA ASSET MANAGEMENT COMPANY
                     NOVA LICENSING COMPANY
                     NOVA INFORMATION SERVICES COMPANY
                     PMT SERVICES, INC.
                     PMT ENTERPRISES, INC.
                     PMT RESOURCES, INC.
                     DATA TRANSFER ASSOCIATES, INC.
                     ERIK KRUEGER, INCORPORATED
                     FAIRWAY MARKETING GROUP, INC.
                     FERRANTE FINANCIAL SERVICES, INC.
                     IMA PAYMENT SYSTEMS, INC.
                     MBN NATIONAL, INC.
                     MONEY TRANSFER SYSTEMS, INC.
                     RETAIL PAYMENT SERVICES, INC.
                     RETAIL SYSTEMS CONSULTING, INC.
                     SUPERIOR BANKCARD SERVICE, INC.
                     SUPERIOR EQUIPMENT AND SALES, INC.
                     CVE CORPORATION
                     COMPUTER CHEQUE OF DES MOINES, INC.
                     COMPUTER CHEQUE OF OKLAHOMA CITY, INC.
                     NOR-JEN AVIATION CORP.
                     COMPUTER CHEQUE CORP.
                     COMPUTER CHEQUE OF KANSAS CITY, INC.
                     COMPUTER CHEQUE OF DALLAS, INC.
                     COMPUTER CHEQUE OF DENVER, INC.
                     CREDIT CHEQUE CORPORATION
                     CR PROFESSIONAL CORP.
                     COMPUTER CHEQUE OF MINNESOTA, INC.
                     BANCARD, INC.
                     LADCO FINANCIAL GROUP
                     LADCO FINANCE CORP. IV
                     LADCO FUNDING CORP. V
                     LADCO RECEIVABLES CORP.
                     NOVA GA. COMMAND, INC.
                     NOVA TN. COMMAND, INC.
                     NOVA GA. SERVICES, L.P.

                     By:
                        ------------------------------
                        John Fasano
                        Vice President, Finance

                                 SCHEDULE 1.1A

                          REVOLVING LOAN COMMITMENTS
                          --------------------------


                                                 Revolving Loan                     Lender's
Lender                                             Commitment                 Applicable Percentage
------                                             ----------                 ---------------------
Bank of America, N.A.                             $ 55,000,000                        55.00%

First Union National Bank                         $ 30,000,000                        30.00%

SunTrust Bank                                     $ 15,000,000                        15.00%
                                                  ------------                        ------
                                                  $100,000,000                          100%



                             TERM LOAN COMMITMENTS
                             ---------------------


                                                    Term Loan                        Lender's
Lender                                              Commitment                Applicable Percentage
------                                              ----------                ---------------------
Bank of America, N.A.                              $20,000,000                         28.5%

First Union National Bank                          $20,000,000                         28.6%

SunTrust Bank                                      $30,000,000                         42.9%
                                                   -----------                         -----
                                                   $70,000,000                          100%

                                                                       EXHIBIT M
                                                                       ---------

                                   TERM NOTE



$__,000,000                                                    August 25, 1999


  The undersigned, FOR VALUE RECEIVED, promises to pay to the order of _________ (the "Lender") at the principal office of Bank of America, N.A. (the "Agent") in San Francisco, California, ______________ MILLION DOLLARS ($__,000,000) or, if less, the aggregate unpaid principal amount of all Term Loans (as defined in the Credit Agreement, hereinafter referred to) made by the Lender to the undersigned pursuant to the Credit Agreement, payable on the Term Loan Maturity Date (as defined in the Credit Agreement).

  The undersigned also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.
      --- -----

  Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds.

  This Note is a Term Note described in, and is subject to the terms and provisions of, a Credit Agreement, dated as of October 27, 1997 as amended or modified (as the same may at any time be further amended or modified and in effect, the "Credit Agreement"), among NOVA CORPORATION, NOVA INFORMATION SYSTEMS, INC., the lenders party thereto (including the Lender), the Issuing Lender (as defined therein) and the Agent, and payment of this Note is secured by certain of the Related Documents (as defined in the Credit Agreement). Reference is hereby made to the Credit Agreement for a statement of the prepayment rights and obligations of the undersigned, a description of the properties mortgaged and assigned, the nature and extent of the collateral security and the rights of the parties to the Related Documents in respect of such collateral security, and for a statement of the terms and conditions under which the due date of this Note may be accelerated. Upon the occurrence of any Event of Default as specified in the Credit Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable, and any indebtedness of the holder hereof to the undersigned may be appropriated and applied hereon.

  In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

  All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

  THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.



                                       NOVA INFORMATION SYSTEMS, INC.*
                                       NOVA CORPORATION


                                       By:
                                          -----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------








------------------------
* Insert as applicable.